SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 21, 2000
                                                        ------------------


                                CORECOMM LIMITED
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Bermuda                                0-24521                13-4068932
-------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
  of Incorporation)                  File Number)            Identification No.)



Cedar House, 41 Cedar Avenue, Hamilton, Bermuda             HM 12
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's Telephone Number, including area code (441) 295-2244
                                                  ----------------



           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.    Acquisition or Disposition of Assets
-------    -------------------------------------

     On September 20, 2000 CoreComm Limited announced that it had received banking commitments which satisfy conditions that will allow the Company to close on a total of $360 million of financings which will fund, among other things, the acquisitions of ATX Telecommunications Services, Inc. and Voyager.net, Inc.

     A copy of the press release relating to the event is attached hereto as an exhibit and incorporated herein by reference.



Item 7.    Financial Statements and Exhibits
-------    ---------------------------------
                  Exhibits

99.1       Press release, issued September 20, 2000

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CORECOMM LIMITED
                                (Registrant)


                                By: /s/ Richard J. Lubasch
                                ----------------------------
                                Name:   Richard J. Lubasch
                                Title:  Senior Vice President, General Counsel
                                         and Secretary



Dated:   September 21, 2000

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                                  Page
-------                                                                  ----

99.1            Press release, issued September 20, 2000